UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23199

First Trust High Yield Opportunities 2027 Term Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code: 630-765-8000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

First Trust
High Yield Opportunities 2027 Term Fund (FTHY)
Semi-Annual Report
For the Six Months Ended
November 30, 2021

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Semi-Annual Report
November 30, 2021
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust High Yield Opportunities 2027 Term Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Semi-Annual Letter from the Chairman and CEO
November 30, 2021
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust High Yield Opportunities 2027 Term Fund (the “Fund”), which contains detailed information about the Fund for the six months ended November 30, 2021.
Inflation is not going away anytime soon. Federal Reserve (the “Fed”) Chairman Jerome Powell has changed his expectations on inflation from characterizing it as transitory to it being more persistent in nature. In the hopes of keeping inflation from becoming entrenched, the Fed announced it will expedite the tapering of its monthly bond buying program as of December 2021. This program has been successful at pushing down intermediate and longer maturity bond yields and keeping them artificially low to help stimulate economic activity. The Fed will reduce its purchases of Treasuries and mortgage-backed securities by $30 billion per month, up from the original target of $15 billion per month set in November 2021. At that pace, it should be done buying bonds in the open market by the end of March 2022. The Fed also foresees hiking short-term interest rates three times in 2022. The Federal Funds target rate (upper bound) is currently at 0.25%. The trailing 12-month Consumer Price Index (“CPI”) rate stood at 6.8% in November 2021, according to the U.S. Bureau of Labor Statistics. That is up significantly from 1.4% in December 2020 and well above its 2.3% average rate over the past 30 years.
The U.S. has not experienced this type of inflationary pressure, as measured by the CPI, since the early 1980s. Industry pundits, including First Trust Portfolios L.P., have been talking about how artificially low bond yields have been for at least the past decade. Until 2021, bond investors could rationalize accepting less return on their bonds because inflation was also artificially low, but that is no longer the case. As of mid-December 2021, the yield on the benchmark 10-Year Treasury Note (“T-Note”) was fluctuating between 1.40% to 1.50%. That puts the current real rate of return (bond yield minus inflation rate) on the 10-Year T-Note at around -5.3%, according to data from Bloomberg. Suffice it to say, that is not an attractive investment. From November 30, 1971 through November 30, 2021, a period which captures the last 50 years, the average real rate of return on the 10-Year T-Note was 2.2%. Something has got to give, and if inflation remains elevated, then bond yields are likely going higher, in my opinion.
For the record, we have seen bond yields attempt to normalize on a couple of occasions over the past decade. In both 2013 and 2018, the yield on the 10-Year T-Note peaked at 3.03% and 3.24%, respectively, but was not able to hold the 3.00% mark for long. Over the past decade, the Fed has expanded its balance sheet of assets from $2.90 trillion to $8.76 trillion. The Fed’s quantitative easing (bond buying) has everything to do with why bond yields have been so depressed for so long, and it is time to let investors and the markets determine where yields and prices should trade. Let the fundamentals drive the process. The low interest rate climate has been a boon for equity investors. Corporate earnings have been strong even in the face of the coronavirus pandemic. If bond yields trend higher in the months ahead, investors should anticipate higher levels of volatility in both the stock and bond markets. Considering the guidance that we have been given by the Fed, I believe that investors should use this time to assess their holdings and adjust accordingly, if necessary, to the new higher-rate climate that is likely heading our way.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
“AT A GLANCE”
As of November 30, 2021 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FTHY
Common Share Price	$20.26
Common Share Net Asset Value (“NAV”)	$20.23
Premium (Discount) to NAV	0.15%
Net Assets Applicable to Common Shares	$744,048,692
Current Distribution per Common Share(1)	$0.1494
Current Annualized Distribution per Common Share	$1.7928
Current Distribution Rate on Common Share Price(2)	8.85%
Current Distribution Rate on NAV(2)	8.86%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns
	6 Months Ended 11/30/21	1 Year Ended 11/30/21	Inception (6/25/20) to 11/30/21
Fund Performance(3)
NAV	-0.42%	2.68%	7.57%
Market Value	6.10%	10.09%	7.68%
Index Performance
ICE BofA US High Yield Constrained Index	1.07%	5.38%	9.91%
(1)	Most recent distribution paid or declared through November 30, 2021. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of November 30, 2021. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
“AT A GLANCE” (Continued)
As of November 30, 2021 (Unaudited)
Credit Quality (S&P Ratings)(4)	% of Total Fixed-Income Investments(5)
BB+	1.2%
BB	5.8
BB-	4.6
B+	14.2
B	29.5
B-	17.5
CCC+	18.1
CCC	3.3
CCC-	2.1
CC	0.2
D	2.6
Not Rated	0.9
Total	100.0%

Top 10 Issuers	% of Total Long-Term Investments(5)
Bausch Health Cos., Inc.	3.3%
Endo, LLC	2.9
Internet Brands, Inc. (WebMD/MH Sub I, LLC)	2.7
athenahealth, Inc. (VVC Holding Corp.)	2.6
Mallinckrodt International Finance S.A.	2.6
Cemex S.A.B. de C.V.	2.1
Verscend Technologies, Inc. (Cotiviti)	2.1
Asurion, LLC	2.1
PG&E Corp.	2.0
Sinclair Television Group, Inc.	2.0
Total	24.4%
Industry Classification	% of Total Long-Term Investments(5)
Health Care Providers & Services	14.4%
Software	13.4
Media	11.3
Pharmaceuticals	10.1
Hotels, Restaurants & Leisure	8.7
Insurance	6.4
Health Care Technology	4.5
Diversified Telecommunication Services	3.5
Diversified Consumer Services	2.8
Specialty Retail	2.6
Entertainment	2.5
Electric Utilities	2.2
Building Products	2.1
Commercial Services & Supplies	1.5
Containers & Packaging	1.4
Machinery	1.4
Communications Equipment	1.3
Aerospace & Defense	1.2
Independent Power & Renewable Electricity Producers	0.9
Food & Staples Retailing	0.8
Construction Materials	0.7
Professional Services	0.7
Food Products	0.6
Airlines	0.6
Automobiles	0.6
Construction & Engineering	0.5
Trading Companies & Distributors	0.5
Consumer Finance	0.4
Internet & Direct Marketing Retail	0.4
Diversified Financial Services	0.3
Auto Components	0.3
Electronic Equipment, Instruments & Components	0.3
Life Sciences Tools & Services	0.2
Health Care Equipment & Supplies	0.2
IT Services	0.2
Personal Products	0.1
Technology Hardware, Storage & Peripherals	0.1
Road & Rail	0.1
Household Products	0.1
Capital Markets	0.1
Electrical Equipment	0.0*
Metals & Mining	0.0*
Oil, Gas & Consumable Fuels	0.0*
Total	100.0%

*	Amount is less than 0.1%.

(4)	The ratings are by Standard & Poor’s except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(5)	Percentages are based on long-term positions. Money market funds are excluded.

Portfolio Commentary
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Semi-Annual Report
November 30, 2021 (Unaudited)
Advisor
The First Trust Advisors L.P. (“First Trust”) Leveraged Finance Investment Team is comprised of 17 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of November 30, 2021, the First Trust Leveraged Finance Investment Team managed or supervised approximately $7.30 billion in senior secured bank loans and high yield bonds. These assets are managed across various strategies, including three closed-end funds, an open-end fund, three exchange-traded funds, and a series of unit investment trusts on behalf of retail and institutional clients.
Portfolio Management Team
William Housey, CFA – Managing Director of Fixed Income, Senior Portfolio Manager
Jeffrey Scott, CFA – Senior Vice President and Portfolio Manager
Commentary
First Trust High Yield Opportunities 2027 Term Fund
The investment objective of the First Trust High Yield Opportunities 2027 Term Fund (“FTHY” or the “Fund”) is to provide current income. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its Managed Assets in high yield debt securities of any maturity that are rated below investment grade at the time of purchase or unrated securities determined by the First Trust Leveraged Finance Investment Team to be of comparable quality. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. High yield debt securities include U.S. and non-U.S. corporate debt obligations and senior secured floating rate loans (“Senior Loans”). Securities rated below investment grade are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.
Market Recap
During the six-month period ended November 30, 2021, markets continued an upward trend as the percentage of the population vaccinated against the coronavirus (“COVID-19”) continued to increase and economic tailwinds from the reopening of the economy persisted. Moreover, the Federal Reserve (the “Fed”), despite some hawkish overtures, reaffirmed their commitment to provide ongoing stimulus at both their June and September 2021 Federal Open Market Committee meetings. However, the U.S. Consumer Price Index (“CPI”) jumped to 6.2% year-over-year in October 2021, its highest reading in 31 years. In response to the mounting inflation data that exceeded the Fed’s 2.0% target, and the continued progress on employment, the Fed announced in November 2021 that they would begin moderating the pace of asset purchases. Despite some volatility at the end of the period in response to news of the new COVID-19 variant, “Omicron”, and questions surrounding existing vaccine effectiveness in fighting the new variant, the S&P 500® Index finished the six-month period ended November 30, 2021 up 9.38%. The 10-Year U.S. Treasury yield (rates) decreased 15 basis points (“bps”) during the same period to 1.44%, after increasing 83 bps during the first quarter of 2021 to a peak of 1.74% on March 31, 2021.1
High Yield Bond Market
During the six-month period ended November 30, 2021, high yield bond spreads over U.S. Treasuries widened 33 bps to T+368 bps at the end of the period. The spread is below the long-term average spread over U.S. Treasuries of T+556 bps (December 1997 – November 2021).1 High yield funds experienced outflows in three out of the last six months totaling $1.9 billion.2
Higher quality high yield bonds (BB rated) outperformed lower quality high yield bonds (B rated and below) during the six-month period ended November 30, 2021, which was a reversal of the trend experienced earlier in the year. High yield bond issues rated BB returned 1.27%, outperforming the 0.44% return of B rated issues and the 1.05% return of issues rated CCC. The average price of high yield bonds in the market decreased from $104.29 in the beginning of the period to $101.87 at the end of the period.1 During the period, the JP Morgan High Yield Bond Universe default rate declined from 2.58% at the start of the period to 0.36% at the end of November 2021. The current default rate is below the long-term average default rate of 3.17% dating back to March 1999.2

[1]	Source: Bloomberg. Performance of senior loans and high yield bonds are based on the S&P/LSTA Leveraged Loan Index and ICE BofA US High Yield Constrained Index, respectively. Index performance is based on total returns.
[2]	Source: J.P. Morgan High Yield Market Monitor.

Portfolio Commentary (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Semi-Annual Report
November 30, 2021 (Unaudited)
Performance Analysis
			Average Annual Total Returns
	6 Months Ended 11/30/21	1 Year Ended 11/30/21	Inception (6/25/20) to 11/30/21
Fund Performance[3]
NAV	-0.42%	2.68%	7.57%
Market Value	6.10%	10.09%	7.68%
Index Performance
ICE BofA US High Yield Constrained Index	1.07%	5.38%	9.91%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
During the six-month period ended November 30, 2021, the Fund’s net asset value (“NAV”) and market price returns3 were -0.42% and 6.10%, respectively. This compares to the ICE BofA US High Yield Constrained Index (the “Index”) return of 1.07% over the same period. Due to the Fund’s market price increasing more than its NAV, the Fund’s discount to NAV tightened 6.16%, ending November 2021 at a premium of 0.15%. At the end of November 2021, the Fund was well diversified across 260 securities (average position size of 0.38%) with the top 10 issuers comprising 24.42% of the Fund. The Fund was also well diversified across 43 different industries, the largest of which was healthcare providers and services at 14.41%, followed by software at 13.44% and media at 11.15%. Additionally, the Fund held 65.10% of its total assets in high yield bonds at the end of the same period. The Fund’s leverage was 27.34% of adjusted net assets (net assets plus borrowings) at the end of the period.
The Fund’s performance relative to the Index during the six-month period ended November 30, 2021 benefitted from the Fund’s use of leverage as risk asset prices generated positive returns during the period. In addition, the Fund’s allocation to senior loans was a tailwind to performance as senior loans outperformed high yield bonds by 52 bps during the same period. In addition, the Fund benefitted from security selection in the technology & electronics and utilities industries. Within technology & electronics the Fund’s overweight positions in companies that provide software solutions for enterprise management, healthcare, and insurance outperformed as they experienced strong market share growth. Within the utilities industry, the primary driver of outperformance was the Fund’s overweight position in a utility company that significantly outperformed the broader Index during the period. Offsetting these contributing factors was the Fund’s overweight position in the media industry, which underperformed the overall Index return during the period and its underweight position in the energy industry, which was the best performing industry during the period. The Fund had an 11.08% weight to the media industry and a 0.01% weight to the energy industry, compared to the Index weights of 8.39% and 13.71%, respectively.

[3]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year.

Portfolio Commentary (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Semi-Annual Report
November 30, 2021 (Unaudited)
From an income perspective, the monthly distribution rate began the period at $0.1194 per share and ended at $0.1494 per share. At the $0.1494 per share monthly distribution rate, the annualized distribution rate at the end of November 2021 was 8.86% at NAV and 8.85% at market price.
The Fund experienced zero defaults during the last twelve-month (“LTM”) period. This compared to 9 defaults within the JP Morgan High Yield Bond Universe during the LTM period. Since inception, the Fund has experienced one default, which compares to 28 within the JP Morgan High Yield Bond Universe during the same period. The JP Morgan High Yield Bond Universe LTM default rate was 0.36%.
Market and Fund Outlook
We believe that continued economic growth and persistently high inflation are likely to result in higher interest rates across the U.S. Treasury yield curve. As such, we expect long-duration fixed income asset class returns to be pressured as rates increase. We believe senior loans, given their senior secured position in the capital structure, floating rate coupon and strong fundamental tailwinds, as evidenced by the low corporate default rate, continue to offer an attractive solution to generate income and avoid interest rate risk in this environment. As we evaluate existing and new investment opportunities in this environment, our decisions will continue to be rooted in our rigorous bottom-up credit analysis process and our focus will remain on identifying the opportunities that we believe offer the best risk and reward balance.

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments
November 30, 2021 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 73.3%
	Aerospace & Defense – 1.2%
$158,000	Booz Allen Hamilton, Inc. (a) (b)	3.88%	09/01/28	$159,044
491,000	Science Applications International Corp. (a) (b)	4.88%	04/01/28	503,462
667,000	Spirit AeroSystems, Inc. (a) (b)	5.50%	01/15/25	688,377
6,000,000	Spirit AeroSystems, Inc. (a) (b)	7.50%	04/15/25	6,284,370
1,000,000	TransDigm, Inc. (a) (b)	6.25%	03/15/26	1,038,940
				8,674,193
	Airlines – 0.9%
6,000,000	Mileage Plus Holdings, LLC/Mileage Plus Intellectual Property Assets Ltd. (a) (b)	6.50%	06/20/27	6,415,710
	Apparel Retail – 0.7%
5,040,000	Nordstrom, Inc. (b)	4.00%	03/15/27	4,962,107
	Application Software – 0.4%
935,000	Go Daddy Operating Co., LLC/GD Finance Co., Inc. (a) (b)	5.25%	12/01/27	970,642
2,298,000	LogMeIn, Inc. (a) (b)	5.50%	08/31/27	2,289,888
				3,260,530
	Auto Parts & Equipment – 0.1%
855,000	Dornoch Debt Merger Sub, Inc. (a) (b)	6.63%	10/15/29	838,969
	Automobile Manufacturers – 0.8%
4,043,000	Ford Motor Co. (b)	9.63%	04/22/30	5,877,915
333,000	Penske Automotive Group, Inc. (b)	3.50%	09/01/25	337,404
				6,215,319
	Automotive Retail – 1.0%
83,000	Group 1 Automotive, Inc. (a) (b)	4.00%	08/15/28	82,254
6,836,000	KAR Auction Services, Inc. (a) (b)	5.13%	06/01/25	6,800,145
649,000	Lithia Motors, Inc. (a) (b)	4.38%	01/15/31	678,585
				7,560,984
	Broadcasting – 11.7%
4,418,000	Cumulus Media New Holdings, Inc. (a) (b)	6.75%	07/01/26	4,592,091
1,657,000	Diamond Sports Group, LLC/Diamond Sports Finance Co. (a)	5.38%	08/15/26	737,257
9,524,000	Diamond Sports Group, LLC/Diamond Sports Finance Co. (a)	6.63%	08/15/27	2,017,898
5,708,000	Gray Television, Inc. (a) (b)	5.88%	07/15/26	5,888,516
8,000,000	Gray Television, Inc. (a) (b)	7.00%	05/15/27	8,497,000
10,561,000	iHeartCommunications, Inc. (b)	8.38%	05/01/27	11,126,806
7,563,000	Nexstar Media, Inc. (a) (b)	5.63%	07/15/27	7,855,613
2,809,000	Nexstar Media, Inc. (a) (b)	4.75%	11/01/28	2,812,736
611,000	Scripps Escrow II, Inc. (a) (b)	3.88%	01/15/29	608,296
3,540,000	Sinclair Television Group, Inc. (a) (b)	5.88%	03/15/26	3,557,381
17,960,000	Sinclair Television Group, Inc. (a) (b)	5.13%	02/15/27	16,672,268
163,000	TEGNA, Inc. (a) (b)	4.75%	03/15/26	168,192
3,000,000	TEGNA, Inc. (b)	4.63%	03/15/28	2,993,820
9,000,000	TEGNA, Inc. (b)	5.00%	09/15/29	9,042,705
2,087,000	Univision Communications, Inc. (a) (b)	5.13%	02/15/25	2,119,129
8,048,000	Univision Communications, Inc. (a) (b)	6.63%	06/01/27	8,618,201
				87,307,909
	Cable & Satellite – 3.0%
2,850,000	CSC Holdings, LLC (a) (b)	7.50%	04/01/28	3,029,037
14,279,000	CSC Holdings, LLC (a) (b)	5.75%	01/15/30	14,006,128
3,000,000	CSC Holdings, LLC (a) (b)	4.63%	12/01/30	2,795,265
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
November 30, 2021 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Cable & Satellite (Continued)
$250,000	CSC Holdings, LLC (a) (b)	3.38%	02/15/31	$228,860
143,000	DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. (a) (b)	5.88%	08/15/27	145,771
2,284,000	Radiate HoldCo, LLC/Radiate Finance, Inc. (a) (b)	6.50%	09/15/28	2,218,883
				22,423,944
	Casinos & Gaming – 5.1%
153,000	Boyd Gaming Corp. (a) (b)	8.63%	06/01/25	163,979
1,438,000	Boyd Gaming Corp. (a) (b)	4.75%	06/15/31	1,431,888
8,377,000	Caesars Entertainment, Inc. (a) (b)	6.25%	07/01/25	8,719,536
4,817,000	Caesars Entertainment, Inc. (a) (b)	8.13%	07/01/27	5,291,836
284,000	Caesars Entertainment, Inc. (a) (b)	4.63%	10/15/29	277,300
7,500,000	Caesars Resort Collection, LLC/CRC Finco, Inc. (a) (b)	5.75%	07/01/25	7,799,512
2,999,000	Golden Nugget, Inc. (a) (b)	6.75%	10/15/24	3,002,899
1,000,000	MGM Resorts International (b)	7.75%	03/15/22	1,014,275
6,000,000	Scientific Games International, Inc. (a) (b)	8.63%	07/01/25	6,394,230
2,581,000	Station Casinos, LLC (a) (b)	4.50%	02/15/28	2,586,072
1,427,000	Station Casinos, LLC (a) (b)	4.63%	12/01/31	1,415,085
				38,096,612
	Communications Equipment – 1.7%
13,190,000	CommScope Technologies, LLC (a) (b)	6.00%	06/15/25	12,760,336
	Construction & Engineering – 0.7%
4,901,000	Pike Corp. (a) (b)	5.50%	09/01/28	4,952,022
	Construction Materials – 1.0%
74,000	GYP Holdings III Corp. (a) (b)	4.63%	05/01/29	72,746
1,718,000	New Enterprise Stone & Lime Co., Inc. (a) (b)	5.25%	07/15/28	1,715,629
5,167,000	Summit Materials, LLC/Summit Materials Finance Corp. (a) (b)	5.25%	01/15/29	5,394,503
				7,182,878
	Consumer Finance – 0.5%
214,000	Black Knight InfoServ, LLC (a) (b)	3.63%	09/01/28	208,757
3,056,000	FirstCash, Inc. (a) (b)	4.63%	09/01/28	3,045,701
856,000	PROG Holdings, Inc. (a) (b)	6.00%	11/15/29	846,897
				4,101,355
	Electric Utilities – 3.0%
11,195,000	PG&E Corp. (b)	5.00%	07/01/28	11,547,307
8,923,000	PG&E Corp. (b)	5.25%	07/01/30	9,160,976
1,588,000	Vistra Operations Co., LLC (a) (b)	5.00%	07/31/27	1,607,262
				22,315,545
	Electrical Components & Equipment – 0.0%
333,000	Sensata Technologies, Inc. (a) (b)	3.75%	02/15/31	327,865
	Environmental & Facilities Services – 0.3%
1,975,000	Allied Universal Holdco, LLC/Allied Universal Finance Corp. (a) (b)	6.00%	06/01/29	1,879,736
	Food Distributors – 0.2%
512,000	US Foods, Inc. (a) (b)	6.25%	04/15/25	533,878
603,000	US Foods, Inc. (a) (b)	4.75%	02/15/29	611,270
				1,145,148

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
November 30, 2021 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Food Retail – 0.9%
$4,372,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertsons, LLC (a) (b)	7.50%	03/15/26	$4,672,444
628,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertsons, LLC (a) (b)	5.88%	02/15/28	662,047
954,000	Safeway, Inc. (b)	7.25%	02/01/31	1,132,717
				6,467,208
	Health Care Distributors – 0.5%
579,000	AdaptHealth, LLC (a) (b)	6.13%	08/01/28	612,582
2,967,000	AdaptHealth, LLC (a) (b)	5.13%	03/01/30	2,940,134
309,000	RP Escrow Issuer, LLC (a) (b)	5.25%	12/15/25	305,610
				3,858,326
	Health Care Facilities – 3.5%
1,312,000	Acadia Healthcare Co., Inc. (a) (b)	5.00%	04/15/29	1,334,317
74,000	Encompass Health Corp. (b)	5.13%	03/15/23	74,375
1,000,000	Encompass Health Corp. (b)	4.75%	02/01/30	1,007,580
3,605,000	Select Medical Corp. (a) (b)	6.25%	08/15/26	3,789,594
19,000,000	Tenet Healthcare Corp. (a) (b)	6.25%	02/01/27	19,710,600
				25,916,466
	Health Care Services – 4.0%
5,669,000	DaVita, Inc. (a) (b)	4.63%	06/01/30	5,594,594
10,490,000	Global Medical Response, Inc. (a) (b)	6.50%	10/01/25	10,512,606
4,870,000	MEDNAX, Inc. (a) (b)	6.25%	01/15/27	5,088,955
282,000	ModivCare Escrow Issuer, Inc. (a) (b)	5.00%	10/01/29	280,215
905,000	ModivCare, Inc. (a) (b)	5.88%	11/15/25	942,892
1,718,000	Mozart Debt Merger Sub, Inc. (a) (b)	5.25%	10/01/29	1,720,921
409,000	Team Health Holdings, Inc. (a) (b)	6.38%	02/01/25	358,947
5,000,000	US Renal Care, Inc. (a) (b)	10.63%	07/15/27	5,123,425
				29,622,555
	Health Care Supplies – 0.0%
330,000	Owens & Minor, Inc. (a) (b)	4.50%	03/31/29	334,847
	Health Care Technology – 2.9%
15,452,000	Change Healthcare Holdings, LLC/Change Healthcare Finance, Inc. (a) (b)	5.75%	03/01/25	15,470,620
6,150,000	Verscend Escrow Corp. (a) (b)	9.75%	08/15/26	6,469,861
				21,940,481
	Homefurnishing Retail – 0.9%
713,000	At Home Group, Inc. (a) (b)	4.88%	07/15/28	705,114
1,996,000	At Home Group, Inc. (a) (b)	7.13%	07/15/29	1,919,483
4,298,000	Rent-A-Center, Inc. (a) (b)	6.38%	02/15/29	4,415,250
				7,039,847
	Hotels, Resorts & Cruise Lines – 0.3%
294,000	Boyne USA, Inc. (a) (b)	4.75%	05/15/29	296,650
887,000	Midwest Gaming Borrower, LLC/Midwest Gaming Finance Corp. (a) (b)	4.88%	05/01/29	880,525
289,000	Wyndham Hotels & Resorts, Inc. (a) (b)	4.38%	08/15/28	292,306
575,000	XHR L.P. (a) (b)	4.88%	06/01/29	580,175
				2,049,656
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
November 30, 2021 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Household Products – 0.1%
$650,000	Energizer Holdings, Inc. (a) (b)	4.38%	03/31/29	$616,538
	Independent Power Producers & Energy Traders – 1.3%
7,259,000	Calpine Corp. (a) (b)	5.13%	03/15/28	7,204,122
333,000	Calpine Corp. (a) (b)	4.63%	02/01/29	319,332
2,083,000	Calpine Corp. (a) (b)	5.00%	02/01/31	2,007,866
				9,531,320
	Industrial Machinery – 1.6%
6,315,000	Gates Global, LLC/Gates Corp. (a) (b)	6.25%	01/15/26	6,485,126
5,000,000	TK Elevator U.S. Newco, Inc. (a) (b)	5.25%	07/15/27	5,092,325
				11,577,451
	Insurance Brokers – 7.5%
16,427,000	Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer (a) (b)	6.75%	10/15/27	16,635,541
210,000	Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer (a) (b)	5.88%	11/01/29	205,447
8,250,000	AmWINS Group, Inc. (a) (b)	4.88%	06/30/29	8,131,448
9,595,000	AssuredPartners, Inc. (a) (b)	7.00%	08/15/25	9,534,456
9,238,000	AssuredPartners, Inc. (a) (b)	5.63%	01/15/29	8,892,545
2,092,000	BroadStreet Partners, Inc. (a) (b)	5.88%	04/15/29	2,032,911
8,000,000	HUB International Ltd. (a) (b)	7.00%	05/01/26	8,180,720
1,988,000	HUB International Ltd. (a) (b)	5.63%	12/01/29	1,987,145
				55,600,213
	Integrated Telecommunication Services – 3.1%
1,425,000	Frontier Communications Holdings, LLC (a) (b)	5.88%	10/15/27	1,473,849
2,175,000	Frontier Communications Holdings, LLC (a) (b)	5.00%	05/01/28	2,185,114
10,783,000	Frontier Communications Holdings, LLC (a) (b)	6.75%	05/01/29	11,117,273
571,000	Frontier Communications Holdings, LLC (a) (b)	6.00%	01/01/30	562,746
8,161,000	Zayo Group Holdings, Inc. (a) (b)	6.13%	03/01/28	7,701,332
				23,040,314
	Interactive Home Entertainment – 0.2%
1,899,000	Playtika Holding Corp. (a) (b)	4.25%	03/15/29	1,803,499
	Internet & Direct Marketing Retail – 0.5%
3,554,000	Cars.com, Inc. (a) (b)	6.38%	11/01/28	3,743,162
	Investment Banking & Brokerage – 0.1%
500,000	LPL Holdings, Inc. (a) (b)	4.63%	11/15/27	513,545
	Leisure Facilities – 0.3%
1,000,000	Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp. (b)	5.38%	06/01/24	1,011,545
283,000	SeaWorld Parks & Entertainment, Inc. (a) (b)	5.25%	08/15/29	284,511
1,107,000	Six Flags Entertainment Corp. (a) (b)	4.88%	07/31/24	1,116,686
				2,412,742
	Managed Health Care – 1.9%
2,832,000	MPH Acquisition Holdings, LLC (a) (b)	5.50%	09/01/28	2,761,398
12,978,000	MPH Acquisition Holdings, LLC (a) (b)	5.75%	11/01/28	11,552,302
				14,313,700
	Metal & Glass Containers – 0.8%
1,163,000	Owens-Brockway Glass Container, Inc. (a) (b)	5.38%	01/15/25	1,207,293

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
November 30, 2021 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Metal & Glass Containers (Continued)
$4,253,000	Owens-Brockway Glass Container, Inc. (a) (b)	6.63%	05/13/27	$4,459,005
				5,666,298
	Movies & Entertainment – 1.5%
4,000,000	Live Nation Entertainment, Inc. (a) (b)	4.88%	11/01/24	4,031,540
4,380,000	Live Nation Entertainment, Inc. (a) (b)	5.63%	03/15/26	4,508,816
2,620,000	Live Nation Entertainment, Inc. (a) (b)	4.75%	10/15/27	2,622,960
				11,163,316
	Office Services & Supplies – 0.2%
1,374,000	Dun & Bradstreet (The) Corp. (a) (b)	10.25%	02/15/27	1,465,282
	Oil & Gas Exploration & Production – 0.0%
75,000	Chesapeake Energy Corp. (a) (b)	5.50%	02/01/26	78,142
	Paper Packaging – 1.2%
8,397,000	Graham Packaging Co., Inc. (a) (b)	7.13%	08/15/28	8,578,879
	Personal Products – 0.2%
1,389,000	Prestige Brands, Inc. (a) (b)	5.13%	01/15/28	1,443,671
	Pharmaceuticals – 2.0%
792,000	Bausch Health Americas, Inc. (a) (b)	9.25%	04/01/26	830,610
3,854,000	Bausch Health Americas, Inc. (a) (b)	8.50%	01/31/27	3,971,701
667,000	Emergent BioSolutions, Inc. (a) (b)	3.88%	08/15/28	634,774
1,000,000	Horizon Therapeutics USA, Inc. (a) (b)	5.50%	08/01/27	1,049,565
849,000	Organon & Co./Organon Foreign Debt Co-Issuer B.V. (a) (b)	5.13%	04/30/31	867,674
7,350,000	Par Pharmaceutical, Inc. (a) (b)	7.50%	04/01/27	7,434,782
				14,789,106
	Publishing – 0.2%
1,389,000	Meredith Corp. (b)	6.50%	07/01/25	1,479,028
	Research & Consulting Services – 0.7%
274,000	Clarivate Science Holdings Corp. (a) (b)	4.88%	07/01/29	268,760
1,451,000	CoreLogic, Inc. (a) (b)	4.50%	05/01/28	1,422,016
2,128,000	Nielsen Finance, LLC/Nielsen Finance Co. (a) (b)	5.63%	10/01/28	2,176,710
1,334,000	Nielsen Finance, LLC/Nielsen Finance Co. (a) (b)	5.88%	10/01/30	1,390,715
				5,258,201
	Restaurants – 0.7%
4,755,000	IRB Holding Corp. (a) (b)	7.00%	06/15/25	5,029,673
	Security & Alarm Services – 0.3%
2,000,000	Brink’s (The) Co. (a) (b)	4.63%	10/15/27	2,044,390
	Specialized Consumer Services – 1.0%
2,794,000	Aramark Services, Inc. (a) (b)	6.38%	05/01/25	2,917,215
4,706,000	Aramark Services, Inc. (a) (b)	5.00%	02/01/28	4,738,707
				7,655,922
	Specialized Finance – 0.2%
1,448,000	Park Intermediate Holdings, LLC/PK Domestic Property, LLC/PK Finance Co-Issuer (a) (b)	4.88%	05/15/29	1,450,092
	Specialty Chemicals – 0.2%
1,274,000	Avantor Funding, Inc. (a) (b)	4.63%	07/15/28	1,317,310
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
November 30, 2021 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Specialty Stores – 0.0%
$150,000	PetSmart, Inc./PetSmart Finance Corp. (a) (b)	4.75%	02/15/28	$152,055
150,000	PetSmart, Inc./PetSmart Finance Corp. (a) (b)	7.75%	02/15/29	160,634
				312,689
	Steel – 0.0%
150,000	United States Steel Corp. (b)	6.88%	03/01/29	157,429
	Systems Software – 1.1%
2,724,000	Boxer Parent Co., Inc. (a) (b)	9.13%	03/01/26	2,850,094
4,917,000	SS&C Technologies, Inc. (a) (b)	5.50%	09/30/27	5,116,999
				7,967,093
	Technology Hardware, Storage & Peripherals – 0.1%
833,000	Xerox Holdings Corp. (a) (b)	5.00%	08/15/25	857,936
	Tires & Rubber – 0.3%
1,155,000	Goodyear Tire & Rubber (The) Co. (a) (b)	5.00%	07/15/29	1,207,754
1,155,000	Goodyear Tire & Rubber (The) Co. (a) (b)	5.25%	07/15/31	1,205,133
				2,412,887
	Trading Companies & Distributors – 0.6%
1,035,000	SRS Distribution, Inc. (a) (b)	6.13%	07/01/29	1,038,990
3,544,000	SRS Distribution, Inc. (a) (b)	6.00%	12/01/29	3,522,594
				4,561,584
	Trucking – 0.1%
854,000	Hertz (The) Corp. (a) (b)	5.00%	12/01/29	838,893
	Total Corporate Bonds and Notes			545,330,853
	(Cost $546,406,974)
Principal Value	Description	Rate (c)	Stated Maturity (d)	Value
SENIOR FLOATING-RATE LOAN INTERESTS – 47.2%
	Aerospace & Defense – 0.4%
213,939	Atlantic Aviation FBO, Inc. (KKR Apple Bidco, LLC), 2nd Lien Term Loan, 1 Mo. LIBOR + 5.75%, 0.50% Floor (b)	6.25%	07/31/29	215,679
2,809,412	Peraton Corp., Term Loan B, 1 Mo. LIBOR + 3.75%, 0.75% Floor (b)	4.50%	02/28/28	2,799,382
				3,015,061
	Application Software – 15.1%
7,537,373	Epicor Software Corp., First Lien Term Loan C, 6 Mo. LIBOR + 3.25%, 0.75% Floor (b)	4.00%	07/30/27	7,499,686
3,500,000	Epicor Software Corp., Second Lien Term Loan, 6 Mo. LIBOR + 7.75%, 1.00% Floor (b)	8.75%	07/30/28	3,571,750
309,582	Flexera Software, LLC, 2020 Term Loan B, 3 Mo. LIBOR + 3.75%, 0.75% Floor (b)	4.50%	01/26/28	308,663
8,786,684	Gainwell Acquisition Corp. (fka Milano), Term Loan B, 3 Mo. LIBOR + 4.00%, 0.75% Floor (b)	4.75%	10/01/27	8,770,253
10,719,140	Greeneden U.S. Holdings II, LLC (Genesys Telecommunications Laboratories, Inc.), Initial Dollar Term Loan, 1 Mo. LIBOR + 4.00%, 0.75% Floor (b)	4.75%	12/01/27	10,687,840
2,358,728	Hyland Software, Inc., 2nd Lien Term Loan, 1 Mo. LIBOR + 6.25%, 0.75% Floor (b)	7.00%	07/10/25	2,379,957

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
November 30, 2021 (Unaudited)
Principal Value	Description	Rate (c)	Stated Maturity (d)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Application Software (Continued)
$10,463,591	Hyland Software, Inc., Term Loan B, 1 Mo. LIBOR + 3.50%, 0.75% Floor (b)	4.25%	07/01/24	$10,433,874
14,300,609	Internet Brands, Inc. (WebMD/MH Sub I, LLC), 2020 June New Term Loan, 1 Mo. LIBOR + 3.75%, 1.00% Floor (b)	4.75%	09/15/24	14,232,681
9,551,587	Internet Brands, Inc. (WebMD/MH Sub I, LLC), 2nd Lien Term Loan, 1 Mo. LIBOR + 6.25%, 0.00% Floor (b)	6.34%	02/15/29	9,617,302
3,265,405	Internet Brands, Inc. (WebMD/MH Sub I, LLC), Initial Term Loan, 1 Mo. LIBOR + 3.50%, 0.00% Floor (b)	3.59%	09/13/24	3,215,412
454,832	ION Trading Technologies, Term Loan B, 6 Mo. LIBOR + 4.75%, 0.00% Floor (b)	4.92%	04/01/28	453,554
9,385,230	LogMeIn, Inc. (Logan), Term Loan B, 1 Mo. LIBOR + 4.75%, 0.00% Floor (b)	4.84%	08/31/27	9,320,753
8,595,026	Micro Focus International (MA Financeco, LLC), Term Loan B4, 3 Mo. LIBOR + 4.25%, 1.00% Floor (b)	5.25%	06/05/25	8,684,586
2,875,593	RealPage, Inc., Second Lien Term Loan, 1 Mo. LIBOR + 6.50%, 0.75% Floor (b)	7.25%	04/22/29	2,921,114
4,157,453	RealPage, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.50% Floor (b)	3.75%	04/24/28	4,114,839
14,365,242	SolarWinds Holdings, Inc., Initial Term Loan, 1 Mo. LIBOR + 2.75%, 0.00% Floor (b)	2.84%	02/05/24	14,103,938
1,636,784	Solera Holdings, Inc. (Polaris Newco), Term Loan B, 6 Mo. LIBOR + 4.00%, 0.50% Floor (b)	4.50%	06/04/28	1,629,484
				111,945,686
	Casinos & Gaming – 2.7%
4,265,630	Caesars Resort Collection, LLC, New Term Loan B-1, 1 Mo. LIBOR + 3.50%, 0.00% Floor (b)	3.59%	07/20/25	4,256,288
2,093,324	Caesars Resort Collection, LLC, Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor (b)	2.84%	12/22/24	2,070,297
14,180,134	Golden Nugget, Inc., Term Loan B, 3 Mo. LIBOR + 2.50%, 0.75% Floor (b)	3.25%	10/04/23	14,047,267
				20,373,852
	Education Services – 0.0%
142,291	Ascensus Holdings, Inc. (Mercury), Incremental 2nd Lien Term Loan, 1 Mo. LIBOR + 6.50%, 0.50% Floor	7.00%	08/02/29	142,409
	Electronic Equipment & Instruments – 0.4%
2,982,840	Verifone Systems, Inc., Term Loan B, 3 Mo. LIBOR + 4.00%, 0.00% Floor (b)	4.18%	08/20/25	2,908,269
	Environmental & Facilities Services – 1.0%
7,687,885	Packers Holdings, LLC (PSSI), Term Loan B, 6 Mo. LIBOR + 3.25%, 0.75% Floor (b)	4.00%	03/15/28	7,606,240
	Health Care Distributors – 0.3%
2,056,119	Radiology Partners, Inc., Term Loan B, 1 Mo. LIBOR + 4.25%, 0.00% Floor (b)	4.33%	07/09/25	2,025,709
	Health Care Services – 9.6%
26,374,171	athenahealth, Inc. (VVC Holding Corp.), Term Loan B-1, 3 Mo. LIBOR + 4.25%, 0.00% Floor (b)	4.34%-4.40%	02/11/26	26,308,235
8,198,171	CHG Healthcare Services, Inc., Term Loan B, 3 Mo. LIBOR + 3.50%, 0.50% Floor (b)	4.00%	09/30/28	8,151,524
2,208,259	Civitas Solutions (National Mentor Holdings, Inc.), Term Loan B, 3 Mo. LIBOR + 3.75%, 0.75% Floor (b)	4.50%	03/31/28	2,179,088
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
November 30, 2021 (Unaudited)
Principal Value	Description	Rate (c)	Stated Maturity (d)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Health Care Services (Continued)
$69,714	Civitas Solutions (National Mentor Holdings, Inc.), Term Loan C, 3 Mo. LIBOR + 3.75%, 0.75% Floor	4.50%	03/31/28	$68,793
1,295,124	Duly Health (fka DuPage Medical) (Midwest Physician Admin. Services, LLC), Incremental Term Loan B, 3 Mo. LIBOR + 3.25%, 0.75% Floor (b)	4.00%	03/15/28	1,285,955
2,959,429	Envision Healthcare Corporation, Initial Term Loan, 1 Mo. LIBOR + 3.75%, 0.00% Floor (b)	3.84%	10/10/25	2,224,100
584,582	Help at Home (HAH Group Holding Company, LLC), Delayed Draw Term Loan, 3 Mo. LIBOR + 5.00%, 1.00% Floor	6.00%	10/29/27	585,067
4,608,527	Help at Home (HAH Group Holding Company, LLC), Initial Term Loan, 3 Mo. LIBOR + 5.00%, 1.00% Floor (b)	6.00%	10/29/27	4,612,352
873,167	SCP Health (Onex TSG Intermediate Corp.), Term Loan B, 3 Mo. LIBOR + 4.75%, 0.75% Floor (b)	5.50%	02/28/28	872,626
2,076,861	Surgery Centers Holdings, Inc., 2021 Term Loan B, 1 Mo. LIBOR + 3.75%, 0.75% Floor (b)	4.50%	08/31/26	2,067,349
8,193,768	Team Health, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor (b)	3.75%	02/06/24	7,752,042
14,302,681	U.S. Renal Care, Inc., Term Loan B, 1 Mo. LIBOR + 5.00%, 0.00% Floor (b)	5.09%	06/28/26	13,878,320
1,585,864	US Radiology Specialists, Inc., Term Loan B, 3 Mo. LIBOR + 5.50%, 0.75% Floor (b)	6.25%	12/31/27	1,583,310
				71,568,761
	Health Care Technology – 3.2%
3,092,712	Ciox Health (Healthport/CT Technologies Intermediate Holdings, Inc.), New Term Loan B, 1 Mo. LIBOR + 4.25%, 0.75% Floor (b)	5.00%	12/16/25	3,085,753
2,874,984	eResearch Technology, Inc., Incremental Term Loan B, 1 Mo. LIBOR + 4.50%, 1.00% Floor (b)	5.50%	02/04/27	2,874,179
918,042	Mediware (Wellsky/Project Ruby Ultimate Parent Corp.), Term Loan B, 1 Mo. LIBOR + 3.25%, 0.75% Floor (b)	4.00%	03/15/28	910,661
2,052,234	Press Ganey (Azalea TopCo, Inc.), 2021 Term Loan, 3 Mo. LIBOR + 3.75%, 0.75% Floor (b)	4.50%	07/25/26	2,045,831
15,035,767	Verscend Technologies, Inc. (Cotiviti), New Term Loan B-1, 1 Mo. LIBOR + 4.00%, 0.00% Floor (b)	4.09%	08/27/25	14,998,178
				23,914,602
	Industrial Machinery – 0.3%
2,546,158	TK Elevator Newco GMBH (Vertical U.S. Newco, Inc.), New Term Loan B1 (USD), 6 Mo. LIBOR + 3.50%, 0.50% Floor (b)	4.00%	07/31/27	2,536,202
	Insurance Brokers – 1.2%
8,782,936	HUB International Limited, New Term Loan B-3, 3 Mo. LIBOR + 3.25%, 0.75% Floor (b)	4.00%	04/25/25	8,738,318
	Integrated Telecommunication Services – 0.6%
3,626,937	Frontier Communications Corp., Term Loan B, 3 Mo. LIBOR + 3.75%, 0.75% Floor (b)	4.50%	05/01/28	3,618,777
829,020	Numericable (Altice France S.A. or SFR), Term Loan B-13, 2 Mo. LIBOR + 4.00%, 0.00% Floor (b)	4.12%	08/14/26	821,558
				4,440,335
	Movies & Entertainment – 1.6%
5,939,659	Cineworld Group PLC (Crown), Incremental Term Loan B, 3 Mo. LIBOR + 2.75%, 1.00% Floor (b)	3.75%	09/30/26	4,709,318

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
November 30, 2021 (Unaudited)
Principal Value	Description	Rate (c)	Stated Maturity (d)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Movies & Entertainment (Continued)
$668,912	Cineworld Group PLC (Crown), New Priority Term Loan, 6 Mo. LIBOR + 8.25%, 1.00% Floor	9.25%	05/23/24	$707,374
1,231,417	Cineworld Group PLC (Crown), Priority Term Loan B-1, Fixed Rate at 15.25% (b) (e)	15.25%	05/23/24	1,460,768
2,024,130	Cineworld Group PLC (Crown), Term Loan B, 6 Mo. LIBOR + 2.50%, 1.00% Floor (b)	3.50%	02/28/25	1,626,895
919,502	PUG, LLC (Stubhub/Viagogo), Incremental Term Loan B-2, 1 Mo. LIBOR + 4.25%, 0.50% Floor (b)	4.75%	02/13/27	910,307
2,314,680	PUG, LLC (Stubhub/Viagogo), Term Loan B, 1 Mo. LIBOR + 3.50%, 0.00% Floor (b)	3.59%	02/12/27	2,270,307
				11,684,969
	Packaged Foods & Meats – 0.9%
5,083,981	BellRing Brands, LLC, New Term Loan B, 1 Mo. LIBOR + 4.00%, 0.75% Floor (b)	4.75%	10/21/24	5,081,236
1,357,986	Simply Good Foods (Atkins Nutritionals, Inc.), Term Loan B, 1 Mo. LIBOR + 3.75%, 1.00% Floor (b)	4.75%	07/07/24	1,358,407
				6,439,643
	Pharmaceuticals – 1.5%
2,595,743	Akorn, Inc., Exit Take Back Term Loan, 3 Mo. LIBOR + 7.50%, 1.00% Floor (b) (f)	8.50%	09/30/25	2,550,318
1,855,697	Mallinckrodt International Finance S.A., 2017 Term Loan B, 3 Mo. LIBOR + 5.25%, 0.75% Floor (g)	6.00%	09/24/24	1,728,637
119,542	Mallinckrodt International Finance S.A., 2018 Incremental Term Loan, 3 Mo. LIBOR + 5.50%, 0.75% Floor (g)	6.25%	02/24/25	111,473
6,020,299	Nestle Skin Health (Sunshine Lux VII S.A.R.L./Galderma), 2021 Term Loan B-3, 3 Mo. LIBOR + 3.75%, 0.75% Floor (b)	4.50%	10/02/26	5,993,569
602,471	Perrigo Rx (Padagis, LLC), Term Loan B, 3 Mo. LIBOR + 4.75%, 0.50% Floor (b)	5.25%	06/29/28	600,965
				10,984,962
	Research & Consulting Services – 0.1%
784,584	Veritext Corporation (VT TopCo, Inc.), Non-Fungible 1st Lien Term Loan, 1 Mo. LIBOR + 3.75%, 0.75% Floor (b)	4.50%	08/10/25	784,098
	Restaurants – 2.7%
8,057,115	IRB Holding Corp. (Arby’s/Inspire Brands), Fourth Amendment Incremental Term Loan B, 6 Mo. LIBOR + 3.25%, 1.00% Floor (b)	4.25%	12/31/27	8,018,280
4,190,716	IRB Holding Corp. (Arby’s/Inspire Brands), Term Loan B, 3 Mo. LIBOR + 2.75%, 1.00% Floor (b)	3.75%	02/05/25	4,158,531
7,924,242	Portillo’s Holdings, LLC, Term Loan B-3, 1 Mo. LIBOR + 5.50%, 1.00% Floor (b)	6.50%	08/30/24	7,914,337
				20,091,148
	Specialized Consumer Services – 2.8%
1,939,082	Asurion, LLC, 2nd Lien Term Loan B-4, 1 Mo. LIBOR + 5.25%, 0.00% Floor (b)	5.34%	01/20/29	1,918,489
19,029,860	Asurion, LLC, Second Lien Term Loan B-3, 1 Mo. LIBOR + 5.25%, 0.00% Floor (b)	5.34%	01/31/28	18,849,076
				20,767,565
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
November 30, 2021 (Unaudited)
Principal Value	Description	Rate (c)	Stated Maturity (d)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Specialized Finance – 0.3%
$2,056,171	WCG Purchaser Corp. (WIRB-Copernicus Group), Term Loan B, 2 Mo. LIBOR + 4.00%, 1.00% Floor (b)	5.00%	01/08/27	$2,055,533
	Specialty Stores – 0.9%
3,133,623	Bass Pro Group, LLC (Great Outdoors Group, LLC), Term Loan B, 1 Mo. LIBOR + 3.75%, 0.75% Floor (b)	4.50%	03/05/28	3,129,706
2,747,498	Petco Animal Supplies, Inc., Initial Term Loan B, 3 Mo. LIBOR + 3.25%, 0.75% Floor (b)	4.00%	03/03/28	2,729,750
919,325	PetSmart, Inc., Initial Term Loan B, 3 Mo. LIBOR + 3.75%, 0.75% Floor (b)	4.50%	02/15/28	914,498
				6,773,954
	Systems Software – 1.6%
5,888,265	Applied Systems, Inc., 2nd Lien Term Loan, 3 Mo. LIBOR + 5.50%, 0.75% Floor (b)	6.25%	09/19/25	5,929,954
1,850,024	BMC Software Finance, Inc. (Boxer Parent), Term Loan B, 3 Mo. LIBOR + 3.75%, 0.00% Floor (b)	3.88%	10/02/25	1,829,211
4,286,661	Misys Financial Software Ltd. (Almonde, Inc.) (Finastra), Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor (b)	4.50%	06/13/24	4,243,795
				12,002,960
	Total Senior Floating-Rate Loan Interests			350,800,276
	(Cost $348,545,755)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES – 15.3%
	Application Software – 0.1%
698,000	ION Trading Technologies S.A.R.L. (a) (b)	5.75%	05/15/28	717,024
	Building Products – 2.9%
16,450,000	Cemex S.A.B. de C.V. (a)	7.38%	06/05/27	18,045,486
3,505,000	Cemex S.A.B. de C.V. (a)	5.45%	11/19/29	3,676,885
				21,722,371
	Cable & Satellite – 0.4%
3,000,000	Virgin Media Finance PLC (a) (b)	5.00%	07/15/30	2,914,830
	Data Processing & Outsourced Services – 0.2%
1,684,000	Paysafe Finance PLC/Paysafe Holdings US Corp. (a) (b)	4.00%	06/15/29	1,536,338
	Environmental & Facilities Services – 0.3%
715,000	Allied Universal Holdco, LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.A.R.L. (a) (b)	4.63%	06/01/28	693,014
477,000	Allied Universal Holdco, LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.A.R.L. (a) (b)	4.63%	06/01/28	462,366
473,000	GFL Environmental, Inc. (a) (b)	3.75%	08/01/25	479,544
574,000	GFL Environmental, Inc. (a) (b)	4.75%	06/15/29	574,680
				2,209,604
	Integrated Telecommunication Services – 1.1%
1,000,000	Altice France S.A. (a) (b)	5.13%	01/15/29	949,525
4,590,000	Altice France S.A. (a) (b)	5.13%	07/15/29	4,371,975
3,069,000	Altice France S.A. (a) (b)	5.50%	10/15/29	2,967,570
				8,289,070

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
November 30, 2021 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Life Sciences Tools & Services – 0.1%
$861,000	Grifols Escrow Issuer S.A. (a)	4.75%	10/15/28	$853,582
	Pharmaceuticals – 10.0%
9,316,000	Bausch Health Cos., Inc. (a) (b)	6.13%	04/15/25	9,421,550
3,000,000	Bausch Health Cos., Inc. (a) (b)	5.00%	01/30/28	2,669,970
732,000	Bausch Health Cos., Inc. (a) (b)	4.88%	06/01/28	722,528
616,000	Bausch Health Cos., Inc. (a) (b)	5.00%	02/15/29	529,366
8,150,000	Bausch Health Cos., Inc. (a) (b)	7.25%	05/30/29	7,746,127
7,500,000	Bausch Health Cos., Inc. (a) (b)	5.25%	01/30/30	6,412,725
770,000	Bausch Health Cos., Inc. (a) (b)	5.25%	02/15/31	662,200
81,000	Cheplapharm Arzneimittel GmbH (a) (b)	5.50%	01/15/28	81,153
17,584,000	Endo DAC/Endo Finance, LLC/Endo Finco, Inc. (a) (b)	9.50%	07/31/27	17,730,650
5,442,000	Endo DAC/Endo Finance, LLC/Endo Finco, Inc. (a) (b)	6.00%	06/30/28	4,176,708
18,000,000	Mallinckrodt International Finance S.A./Mallinckrodt CB, LLC (a) (b) (g)	10.00%	04/15/25	19,111,410
5,600,000	Mallinckrodt International Finance S.A./Mallinckrodt CB, LLC (a) (b) (g)	10.00%	04/15/25	5,316,052
				74,580,439
	Research & Consulting Services – 0.1%
977,000	Nielsen Co. Luxembourg (The) S.A.R.L. (a) (b)	5.00%	02/01/25	990,981
	Restaurants – 0.1%
286,000	1011778 BC ULC/New Red Finance, Inc. (a) (b)	4.00%	10/15/30	273,214
	Total Foreign Corporate Bonds and Notes			114,087,453
	(Cost $114,047,777)

Shares	Description	Value
COMMON STOCKS – 0.3%
	Pharmaceuticals – 0.3%
220,989	Akorn, Inc. (h) (i)	2,117,738
	(Cost $2,534,056)
WARRANTS – 0.0%
	Movies & Entertainment – 0.0%
367,144	Cineworld Group PLC (Crown), expiring 12/10/25 (i) (j)	180,176
	(Cost $0)
MONEY MARKET FUNDS – 0.8%
6,377,499	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 0.01% (b) (k)	6,377,499
	(Cost $6,377,499)
	Total Investments – 136.9%	1,018,893,995
	(Cost $1,017,912,061) (l)
	Outstanding Loan – (37.6)%	(280,000,000)
	Net Other Assets and Liabilities – 0.7%	5,154,697
	Net Assets – 100.0%	$744,048,692

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
November 30, 2021 (Unaudited)

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At November 30, 2021, securities noted as such amounted to $598,492,317 or 80.4% of net assets.
(b)	All or a portion of this security serves as collateral on the outstanding loan.
(c)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR period, spread and floor, but different LIBOR reset dates.
(d)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(e)	The issuer will pay interest on the loans in cash and in Payment-In-Kind (“PIK”) interest. Interest paid in cash will accrue at the rate of 7.00% per annum (“Cash Interest Rate”) and PIK interest will accrue on the loan at the rate of 8.25% per annum. For the six months ended November 30, 2021, the Fund received a portion of the interest in cash and PIK interest with a principal value of $49,046 for Cineworld Group PLC (Crown).
(f)	The issuer may pay interest on the loans (1) entirely in cash or (2) in the event that both the PIK Toggle Condition has been satisfied and the issuer elects to exercise the PIK interest, 2.50% payable in cash and 7.00% payable as PIK interest. For the six months ended November 30, 2021, this security paid all of its interest in cash.
(g)	This issuer has filed for protection in bankruptcy court.
(h)	Security received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for the security is determined based on security-specific factors and assumptions, which require subjective judgment. At November 30, 2021, securities noted as such amounted to $2,117,738 or 0.3% of net assets.
(i)	Non-income producing security.
(j)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(k)	Rate shown reflects yield as of November 30, 2021.
(l)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of November 30, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $17,047,533 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $16,065,599. The net unrealized appreciation was $981,934.

LIBOR	London Interbank Offered Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of November 30, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 11/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes*	$ 545,330,853	$ —	$ 545,330,853	$ —
Senior Floating-Rate Loan Interests*	350,800,276	—	350,800,276	—
Foreign Corporate Bonds and Notes*	114,087,453	—	114,087,453	—
Common Stocks*	2,117,738	—	2,117,738	—
Warrants*	180,176	—	180,176	—
Money Market Funds	6,377,499	6,377,499	—	—
Total Investments	$ 1,018,893,995	$ 6,377,499	$ 1,012,516,496	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Statement of Assets and Liabilities
November 30, 2021 (Unaudited)
ASSETS:
Investments, at value (Cost $1,017,912,061)	$ 1,018,893,995
Cash	113,276
Receivables:
Interest	12,249,574
Investment securities sold	4,587,639
Interest reclaims	1,016
Prepaid expenses	10,668
Total Assets	1,035,856,168
LIABILITIES:
Outstanding loan	280,000,000
Payables:
Investment securities purchased	10,299,034
Investment advisory fees	1,143,475
Interest and fees on loan	246,683
Administrative fees	43,511
Audit and tax fees	33,923
Custodian fees	19,319
Legal fees	6,187
Shareholder reporting fees	5,402
Trustees’ fees and expenses	2,681
Transfer agent fees	1,783
Financial reporting fees	771
Unrealized depreciation on unfunded loan commitments	756
Other liabilities	3,951
Total Liabilities	291,807,476
NET ASSETS	$744,048,692
NET ASSETS consist of:
Paid-in capital	$ 735,089,598
Par value	367,730
Accumulated distributable earnings (loss)	8,591,364
NET ASSETS	$744,048,692
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$20.23
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	36,772,989
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Statement of Operations
For the Six Months Ended November 30, 2021 (Unaudited)
INVESTMENT INCOME:
Interest (net of foreign withholding tax of $636)	$ 29,919,723
Other	265,255
Total investment income	30,184,978
EXPENSES:
Investment advisory fees	7,064,700
Interest and fees on loan	1,344,502
Administrative fees	272,965
Custodian fees	72,250
Shareholder reporting fees	45,200
Audit and tax fees	25,820
Listing expense	24,780
Legal fees	24,365
Transfer agent fees	8,865
Trustees’ fees and expenses	7,736
Financial reporting fees	4,625
Other	21,527
Total expenses	8,917,335
NET INVESTMENT INCOME (LOSS)	21,267,643
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	3,671,106
Net change in unrealized appreciation (depreciation) on:
Investments	(28,369,164)
Unfunded loan commitments	(4,987)
Net change in unrealized appreciation (depreciation)	(28,374,151)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(24,703,045)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,435,402)

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Statements of Changes in Net Assets
	Six Months Ended 11/30/2021 (Unaudited)	Period Ended 5/31/2021 (a)
OPERATIONS:
Net investment income (loss)	$ 21,267,643	$ 39,800,266
Net realized gain (loss)	3,671,106	11,931,143
Net change in unrealized appreciation (depreciation)	(28,374,151)	29,355,329
Net increase (decrease) in net assets resulting from operations	(3,435,402)	81,086,738
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(29,622,736)	(39,465,796)
CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold	—	734,520,680
Proceeds from Common Shares reinvested	965,208	—
Net increase (decrease) in net assets resulting from capital transactions	965,208	734,520,680
Total increase (decrease) in net assets	(32,092,930)	776,141,622
NET ASSETS:
Beginning of period	776,141,622	—
End of period	$ 744,048,692	$ 776,141,622
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	36,726,034	—
Common Shares sold	—	36,726,034
Common Shares issued as reinvestment under the Dividend Reinvestment Plan	46,955	—
Common Shares at end of period	36,772,989	36,726,034

(a)	The Fund was seeded on May 21, 2020 and commenced operations on June 25, 2020.
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Statement of Cash Flows
For the Six Months Ended November 30, 2021 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(3,435,402)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(292,577,614)
Sales, maturities and paydown of investments	329,266,849
Net amortization/accretion of premiums/discounts on investments	(635,045)
Net realized gain/loss on investments	(3,671,106)
Net change in unrealized appreciation/depreciation on investments and unfunded loan commitments	28,374,151
Changes in assets and liabilities:
Decrease in interest receivable	425,192
Increase in interest reclaims receivable	(572)
Decrease in prepaid expenses	22,278
Decrease in interest and fees payable on loan	(49,993)
Decrease in investment advisory fees payable	(100,494)
Decrease in audit and tax fees payable	(17,577)
Decrease in legal fees payable	(24,831)
Decrease in shareholder reporting fees payable	(18,116)
Decrease in administrative fees payable	(8,627)
Increase in custodian fees payable	18,396
Decrease in transfer agent fees payable	(394)
Increase in trustees’ fees and expenses payable	41
Increase in other liabilities payable	150
Cash provided by operating activities		$57,567,286
Cash flows from financing activities:
Proceeds from Common Shares reinvested	965,208
Distributions to Common Shareholders from investment operations	(29,622,736)
Repayment of borrowing	(77,000,000)
Proceeds from borrowing	48,000,000
Cash used in financing activities		(57,657,528)
Decrease in cash		(90,242)
Cash at beginning of period		203,518
Cash at end of period		$113,276
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$1,394,495

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 11/30/2021 (Unaudited)	Period Ended 5/31/2021 (a)
Net asset value, beginning of period	$ 21.13	$ 20.00
Income from investment operations:
Net investment income (loss)	0.58	1.08
Net realized and unrealized gain (loss)	(0.67)	1.12
Total from investment operations	(0.09)	2.20
Distributions paid to shareholders from:
Net investment income	(0.81)	(1.07)
Net asset value, end of period	$20.23	$21.13
Market value, end of period	$20.26	$19.86
Total return based on net asset value (b)	(0.42)%	11.49%
Total return based on market value (b)	6.10%	4.79%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 744,049	$ 776,142
Ratio of total expenses to average net assets	2.32% (c)	2.28% (c)
Ratio of total expenses to average net assets excluding interest expense	1.97% (c)	1.93% (c)
Ratio of net investment income (loss) to average net assets	5.54% (c)	5.62% (c)
Portfolio turnover rate	14%	54%
Indebtedness:
Total loan outstanding (in 000’s)	$ 280,000	$ 309,000
Asset coverage per $1,000 of indebtedness (d)	$ 3,657	$ 3,512

(a)	The Fund was seeded on May 21, 2020 and commenced operations on June 25, 2020.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Annualized.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2021 (Unaudited)
1. Organization
First Trust High Yield Opportunities 2027 Term Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 25, 2020, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FTHY” on the New York Stock Exchange (“NYSE”).
The investment objective of the Fund is to provide current income. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its Managed Assets in high yield debt securities of any maturity that are rated below investment grade at the time of purchase or unrated securities determined by the Advisor (as defined below) to be of comparable quality. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. High yield debt securities include U.S. and non-U.S. corporate debt obligations and senior secured floating rate loans (“Senior Loans”)(1). Securities rated below investment grade are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Senior Loans are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor’s Pricing Committee may value such Senior Loan at a fair value according to procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:
1)	the fundamental business data relating to the borrower/issuer;

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2021 (Unaudited)
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the borrower/issuer;
5)	the credit quality and cash flow of the borrower/issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management;
11)	the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
12)	the borrower’s/issuer’s competitive position within the industry;
13)	the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
14)	other relevant factors.
Corporate bonds, corporate notes, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Shares of open-end funds are valued at fair value which is based on NAV per share.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2021 (Unaudited)
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of November 30, 2021, is included with the Fund’s Portfolio of Investments.
B. Security Transactions and Investment Income
Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized to the earliest call date of each respective borrowing.
The United Kingdom’s Financial Conduct Authority, which regulates the London Interbank Offered Rates (“LIBOR”), announced on March 5, 2021 that all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining USD LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the March 5, 2021 announcement constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2021 (Unaudited)
to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At November 30, 2021, the Fund had no when-issued, delayed-delivery or forward purchase commitments (other than the unfunded commitments discussed below).
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. Unfunded loan commitments are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. In connection with these commitments, the Fund earns a commitment fee typically set as a percentage of the commitment amount. The commitment fees are included in “Other” under Investment Income on the Statement of Operations. As of November 30, 2021, the Fund had the following unfunded loan commitments:
Borrower	Principal Value	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Civitas Solutions (National Mentor Holdings, Inc.), Term Loan	$ 102,758	$ 102,758	$ 101,401	$ (1,357)
Veritext Corporation (VT TopCo, Inc.), Term Loan	137,302	136,616	137,217	601
		$239,374	$238,618	$(756)
D. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal period ended May 31, 2021, was as follows:
Distributions paid from:
Ordinary income	$39,465,796
Capital gains	—
Return of capital	—
As of May 31, 2021, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$2,631,918
Undistributed capital gains	11,535,693
Total undistributed earnings	14,167,611
Accumulated capital and other losses	—
Net unrealized appreciation (depreciation)	27,481,891
Total accumulated earnings (losses)	41,649,502
Other	—
Paid-in capital	734,492,120
Total net assets	$776,141,622

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2021 (Unaudited)
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At May 31, 2021, for federal income tax purposes, the Fund had no non-expiring capital loss carryforwards available to the extent provided by regulations to offset future capital gains.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended May 31, 2021, the Fund did not incur any net late year ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable year ended 2021 remains open to federal and state audit. As of November 30, 2021, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
F. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.35% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended November 30, 2021, were $140,989,352 and $190,369,106, respectively.

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2021 (Unaudited)
5. Borrowings
The Fund has a committed facility agreement (the “agreement”) with The Toronto-Dominion Bank, New York Branch that has a maximum commitment amount of $340,000,000. The borrowing rate under the facility is equal to the 1-month LIBOR plus 0.80%. Prior to July 22, 2021, the borrowing rate under the facility was equal to the 1-month LIBOR plus 0.85%. In addition, under the facility, the Fund pays a commitment fee of 0.30% on the undrawn amount of such facility when the utilization is below 90% of the maximum commitment amount. For the six months ended November 30, 2021, the average amount outstanding was $278,191,257 with a weighted average interest rate of 0.91%. As of November 30, 2021, the Fund had outstanding borrowings of $280,000,000, which approximates fair value, under the agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates for the six months ended November 30, 2021 were 0.96% and 0.89%, respectively. The weighted average interest rate at November 30, 2021 was 0.89%.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2021 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare, Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 505000, Louisville, KY 40233-5000.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal

Additional Information (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2021 (Unaudited)
year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on September 13, 2021. At the Annual Meeting, Niel B. Nielson was elected by the Common Shareholders of the First Trust High Yield Opportunities 2027 Term Fund as Class II Trustee for a three-year term expiring at the Fund’s annual meeting of shareholders in 2024. The number of votes cast in favor of Mr. Nielson was 13,071,756 and the number of votes withheld was 15,601,560. James A. Bowen, Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe and Robert F. Keith are the other current and continuing Trustees.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Corporate Debt Obligations Risk. The market value of corporate debt obligations generally may be expected to rise and fall inversely with interest rates. The market value of corporate debt obligations also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate debt may not be able to meet their obligations on interest and/or principal payments at the time called for by an instrument.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay dividends or interest or repay principal when due. Below-investment grade instruments are commonly referred to as high yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high yield market which may depress the price and liquidity of high yield securities; (v) volatility; and (vi) liquidity.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent or custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Defaulted and Distressed Securities Risk. The Fund may invest in securities that may be in default or distressed—i.e., securities of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or

Additional Information (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2021 (Unaudited)
financial restructurings. Distressed securities present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the defaulted or distressed securities will eventually be satisfied.
In addition, the Fund may invest in loans of borrowers that are experiencing, or are likely to experience, financial difficulty. These loans are subject to greater credit and liquidity risks than other types of loans. In addition, the Fund can invest in loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors. A bankruptcy proceeding or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan.
Earnings Risk. The Fund’s limited term may cause it to invest in lower yielding securities or hold the proceeds of securities sold near the end of its term in cash or cash equivalents, which may adversely affect the performance of the Fund or the Fund’s ability to maintain its dividend.
Emerging Markets Risk. Investing in emerging market countries, as compared to foreign developed markets, involves substantial additional risk due to more limited information about the issuer and/or the security (including limited financial and accounting information); higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and the risk of expropriation, nationalization or other adverse political or economic developments.
Emerging market countries may lack the social, political and economic stability and characteristics of more developed countries, and their political and economic structures may undergo unpredictable, significant and rapid changes from time to time, any of which could adversely impact the value of investments in emerging markets as well as the availability of additional investments in such markets. The securities markets of emerging market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of these securities markets and the limited trading volume of securities issued by emerging market issuers could cause prices to be erratic and investments in emerging markets can become illiquid. As a result of the foregoing risks, it may be difficult to assess the value or prospects of an investment in such securities.
Foreign Currency Risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments. Currency exchange rates fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political and economic developments in the U.S. or abroad.
Health Care Companies Risk. Through the Fund’s investments in senior loans, the Fund may be significantly exposed to companies in the health care sector. Health care companies are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services. These companies are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.
Illiquid Securities Risk. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. Although the resale or secondary market for senior loans is growing, it is currently limited. There is no organized exchange or board of trade on which senior loans are traded. Instead, the secondary market for senior loans is an unregulated inter-dealer or inter-bank resale market. In addition, senior loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund’s ability to settle the sale of senior loans. Depending on market conditions, the Fund may have difficulty disposing its senior loans, which may adversely impact its ability to obtain cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.
Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid securities are also more difficult to value, especially in challenging markets.

Additional Information (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2021 (Unaudited)
Information Technology Companies Risk. Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.
Interest Rate Risk. The yield on the Fund’s common shares may rise or fall as market interest rates rise and fall, as senior loans pay interest at rates which float in response to changes in market rates. Changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value.
Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining USD LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. ISDA confirmed that this announcement constituted an index cessation event under the IBOR Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement. While some instruments tied to LIBOR may include a replacement rate, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects on the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
In addition, for the Fund’s fixed rate investments, when market interest rates rise, the market value of such securities generally will fall. Market value generally falls further for fixed rate securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.
Limited Term Risk. Because the assets of the Fund will be liquidated in connection with the Fund’s termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have significant remaining average maturity and duration, and large exposures to lower-quality credits, as the termination date approaches, and if interest rates are high (and the value of lower-quality fixed-income securities consequently low) at the time the Fund needs to liquidate its assets in connection with the termination, the losses due to portfolio liquidation may be significant. Moreover, as the Fund approaches the termination date, its portfolio composition may change as more of its portfolio holdings are called or sold, which may cause the returns to decrease and the NAV of the Common Shares to fall. Rather than reinvesting the proceeds of matured, called or sold securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash, which may adversely affect its performance. Because the Fund will invest in below investment grade securities, it

Additional Information (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2021 (Unaudited)
may be exposed to the greater potential for an issuer of its securities to default, as compared to a fund that invests solely in investment grade securities. As a result, should a Fund portfolio holding default, this may significantly reduce net investment income and, therefore, Common Share dividends, and also may prevent or inhibit the Fund from fully being able to liquidate its portfolio at or prior to the termination date. When terminated, the Fund’s final distribution will be based upon its NAV at the end of the term and investors in the Fund may receive more or less than their original investment.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. These events also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value.
Non-U.S. Securities Risk. The Fund may invest a portion of its assets in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets.
Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.
Prepayment Risk. Loans and corporate bonds are subject to prepayment risk. Prepayment risk is the risk that the borrower on a loan or issuer of a bond will repay principal (in part or in whole) prior to the scheduled maturity date. The degree to which such repayment occurs may be affected by general business conditions, interest rates, the financial condition of the borrower or issuer and competitive

Additional Information (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2021 (Unaudited)
conditions among investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced which, in turn, may result in a decline in distributions to common shareholders. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan or bond.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called instruments at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, level of distributions or the overall return of the Fund.
Second Lien Loan Risk. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans are typically secured by a second priority security interest or lien on specified collateral securing the borrower’s obligation under the interest. Because second lien loans are second to first lien loans, they present a greater degree of investment risk. Specifically, these loans are subject to the additional risk that the cash flow of the borrower and property securing the loan may be insufficient to meet scheduled payments after giving effect to those loans with a higher priority. In addition, loans that have a lower than first lien priority on collateral of the borrower generally have greater price volatility than those loans with a higher priority and may be less liquid.
Senior Loan Risk. In the event a borrower fails to pay scheduled interest or principal payments on a senior loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the senior loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund’s common shares. If the Fund acquires a senior loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although senior loans may be secured by specific collateral, the value of the collateral may not equal the Fund’s investment when the senior loan is acquired or may decline below the principal amount of the senior loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the senior loan to be under collateralized. Therefore, the liquidation of the collateral underlying a senior loan may not satisfy the issuer’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated. The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder the Fund’s ability to reprice credit risk associated with a particular borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.
Valuation Risk. Market quotations may not be readily available for some senior loans and securities in which the Fund invests and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation of senior loans and certain other securities than for securities with a secondary market, because there is less reliable objective data available. These difficulties may lead to inaccurate asset pricing.
Investment Management Agreement
Board Considerations Regarding Approval of Continuation of Investment Management Agreement
The Board of Trustees of First Trust High Yield Opportunities 2027 Term Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2022 at a meeting held on June 6–7, 2021. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6–7, 2021, the Board, including the Independent Trustees,

Additional Information (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2021 (Unaudited)
reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any fall out benefits to the Advisor; and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 6–7, 2021 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Fund and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor’s Leveraged Finance Investment Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Leveraged Finance Investment Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 26, 2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In addition to the written materials provided by the Advisor, at the April 26, 2021 meeting, the Board also received a presentation from representatives of the Advisor’s Leveraged Finance Investment Team discussing the services that the Team provides to the Fund, including the Team’s day-to-day management of the Fund’s investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the advisory fee rate payable under the Agreement for the services provided. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund and non-fund clients, as applicable. With respect to the Expense Group, the Board, at the April 26, 2021 meeting, discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult, and (ii) none of the peer funds are term funds. The Board took these limitations into account in considering the peer data, and noted that the contractual advisory fee rate payable by the Fund, based on average managed assets, was above the median contractual advisory fee of the peer funds in the Expense Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. Because the Fund commenced operations on June 25, 2020 and therefore has a limited performance history, comparative performance information for the Fund was not considered.

Additional Information (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2021 (Unaudited)
On the basis of all the information provided on the fees and expenses for the Fund and the ongoing oversight by the Board, the Board concluded that the advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the period from inception through December 31, 2020 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the twelve months ended December 31, 2020. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board also noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233-5000
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	There have been no changes, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Trust High Yield Opportunities 2027 Target Term Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	February 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	February 3, 2022
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	February 3, 2022

* Print the name and title of each signing officer under his or her signature.